UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 15, 2023

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 15, 2023, CBAK Energy Technology, Inc. (the “Company”) held the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on October 17, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 89,467,190 shares of common stock outstanding and entitled to vote. A total of 52,976,564 shares of common stock (59.2%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated October 20, 2023 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected five directors to the Board of Directors of the Company to serve until the 2024 annual meeting of stockholders. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Yunfei Li	39,629,202	868,698	88,268	12,390,396
J. Simon Xue	39,197,235	1,302,329	86,603	12,390,397
Martha C. Agee	38,920,619	1,575,709	89,839	12,390,397
Jianjun He	38,915,313	1,582,521	88,634	12,390,096
Xiangyu Pei	39,600,913	897,835	88,419	12,389,397

Proposal 2: The Company’s stockholders ratified the appointment of ARK Pro CPA & Co as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
48,401,746	4,328,423	246,395

Proposal 3: The Company’s stockholders approved the CBAK Energy Technology 2023 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,401,746	4,328,423	246,395	12,390,396

Proposal 4: The Company’s stockholders approved the compensation of its Named Executive Officers named in the proxy statement for the Annual Meeting. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,406,370	1,107,980	71,817	12,390,397

Proposal 5: The frequency of “Every Three Years” received the highest number of votes cast from the Company’s stockholders. The votes regarding this proposal were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
2,153,832	71,502	38,243,990	112,698	12,394,542

Consistent with the recommendation of the Board of Directors and the vote of stockholders, the Company will continue to hold future advisory votes on named executive compensation every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: December 21, 2023	By:	/s/ Jiewei Li
Jiewei Li
Chief Financial Officer

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